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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               _________________

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 1, 1999

                               _________________


                          NEWFIELD EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)


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
             DELAWARE                                 1-12534                                    71-1133047
  (State or other jurisdiction                (Commission File Number)               (I.R.S. Employer Identification No.)
of incorporation or organization)
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
         363 N. SAM HOUSTON PARKWAY E.,
         SUITE 2020
         HOUSTON, TEXAS                                                                           77060
        (Address of principal executive offices)                                                (Zip code)
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       Registrant's telephone number, including area code: (281) 847-6000





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ITEM 5.  OTHER EVENTS.

                 Newfield Exploration Company (the "Company"), Newfield Financial Trust I (the "Trust") and Newfield Financial Trust II
entered into an Underwriting Agreement dated as of August 1, 1999, and the Company and the Trust entered into a Pricing Agreement dated as of August 9, 1999, covering the issue and sale by the Trust of up to 2,875,000 6 1/2% Quarterly Income Convertible Preferred Securities, Series A (liquidation amount $50 per Preferred Security) (the "Preferred Securities"). The Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement No. 333-59391) of the Company, the Trust and Newfield Financial Trust II.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits

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
                 1.1      Underwriting Agreement, dated as of August 1, 1999, among the Company, the Trust and Newfield
                          Financial Trust II.

                 1.2      Pricing Agreement, dated as of August 9, 1999, among the Company, the Trust and Goldman, Sachs
                          & Co., Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner &
                          Smith Incorporated and Dain Rauscher Wessels, a division of Dain Rauscher Incorporated.

                 4.1      Amended and Restated Trust Agreement of the Trust, dated as of August 13, 1999.

                 4.2      Form of Preferred Security of the Trust (included in Exhibit 4.1 above).

                 4.3      Junior Subordinated Convertible Indenture, dated as of August 13, 1999, between the Company and
                          First Union National Bank, as Trustee.

                 4.4      Form of 6 1/2% Junior Subordinated Convertible Debenture, Series A due 2029 (included in
                          Exhibit 4.3 above).

                 4.5      Guarantee Agreement, dated as of August 13, 1999, relating to the Trust.

                 8.1      Opinion of Vinson & Elkins L.L.P. as to certain tax matters.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NEWFIELD EXPLORATION COMPANY




Date: August 13, 1999                        By: /s/ TERRY W. RATHERT
                                                 -------------------------------
                                                 Terry W. Rathert
                                                 Vice President
                                                 Planning and Administration





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                                 EXHIBIT INDEX


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
         EXHIBIT
         NUMBER          DESCRIPTION
         ------          -----------

         1.1              Underwriting Agreement, dated as of August 1, 1999, among the Company, the Trust and Newfield
                          Financial Trust II.

         1.2              Pricing Agreement, dated as of August 9, 1999, among the Company, the Trust and Goldman, Sachs
                          & Co., Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner &
                          Smith Incorporated and Dain Rauscher Wessels, a division of Dain Rauscher Incorporated.

         4.1              Amended and Restated Trust Agreement of the Trust, dated as of August 13, 1999.

         4.2              Form of Preferred Security of the Trust (included in Exhibit 4.1 above).

         4.3              Junior Subordinated Convertible Indenture, dated as of August 13, 1999, between the Company and
                          First Union National Bank, as Trustee.

         4.4              Form of 6 1/2% Junior Subordinated Convertible Debenture, Series A due 2029 (included in
                          Exhibit 4.3 above).

         4.5              Guarantee Agreement, dated as of August 13, 1999, relating to the Trust.

         8.1              Opinion of Vinson & Elkins L.L.P. as to certain tax matters.
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